SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
January 29, 2010 (January 28, 2010)
Date of Report
(Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 644-4982
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 28, 2010, the Board of Directors of Synovus Financial Corp. (“Synovus”) approved and adopted a form of TARP Restricted Stock Unit award agreement (the “TARP RSU Agreement”) for Synovus’ “senior executive officers” and its next 20 most highly compensated employees (“Senior Executive Officers”) for any awards to be made to such persons under the Synovus Financial Corp. 2007 Omnibus Plan. A copy of the TARP RSU Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated herein by this reference. The terms of the TARP RSU Agreement are intended to meet the requirements of the long term restricted stock exception in the U.S. Treasury’s Interim Final Rule on TARP Standards for Compensation and Corporate Governance. The Senior Executive Officers shall also enter into a voluntary waiver in the form attached to this Current Report as Exhibit 10.2 voluntarily waiving any claim against the United States, any state or territory thereof or Synovus for any changes to such person’s compensation or benefits that are required to comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”) and the rules, regulations, guidance or other requirements issued thereunder (collectively, the “EESA Restrictions”) and acknowledging that EESA Restrictions may require modification of the employment, compensation, bonus, incentive, severance, retention and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the United States Treasury holds any equity or debt securities of Synovus acquired through the TARP Capital Purchase Program.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On January 28, 2010, Synovus’ Board of Directors approved and adopted an amendment to Article III, Section 16 of Synovus’ bylaws (as so amended, the “Bylaws”) to provide that no additional persons will be appointed as emeritus directors effective January 28, 2010. The full text of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The above summary is qualified in its entirety by reference to the full text of the Bylaws, as amended, filed as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Synovus Financial Corp. Bylaws, as amended on January 28, 2010

10.1	Form of TARP Restricted Stock Unit award agreement for awards to executive officers and the top 20 most highly-compensated employees under the Synovus Financial Corp. 2007 Omnibus Plan

10.2	Form of Waiver to be executed by Senior Executive Officers

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: January 29, 2010	By:	/s/ Samuel F. Hatcher
Executive Vice President,
General Counsel and Secretary

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